Exhibit 10.6


                                           EXECUTION COPY


                                   FMPO GUARANTEE AGREEMENT dated as of
                              December 15, 1997 (this "Guarantee"), by FM
                              Properties Inc., a Delaware corporation
                              ("FMPO"), for the benefit of the lender
                              party to the Consolidated Credit Agreement
                              (as defined below) from time to time (the
                              "Lenders").


                         WHEREAS, Freeport-McMoRan Inc., a Delaware
               corporation ("FTX"), intends to consummate a merger, whereby FTX shall be merged with and into IMC Global Inc., a Delaware corporation ("IGL"), by the end of 1997 (the "Merger"), and as a condition thereof FTX has, with th consent of the Lenders, transferred to FMPO, and FMPO has assumed, FTX's interest as managing general partner of FM Properties Operating Co., a Delaware general partnership ("FMPOC").
                         WHEREAS, in connection therewith, (i) FMPOC, as
               the borrower under the Amended and Restated Credit Agreement dated as of December 20, 1996, among FMPOC, FTX, the banks party thereto and The Chase Manhattan Bank ("Chase")(the "FMPOC Revolving Facility"), and as the borrower under the Second Amended and Restated Note Agreement, as amended, dated as of June 30, 1995, among FMPOC, FTX, Hibernia National Bank and Chase (the "FMPOC Term Loan Facility") and (ii) Circle C Land Corp., a Texas corporation ("Circle C"), as the borrower under the Amended and Restated Credit Agreement dated as of December 20, 1996, between Circle C and Texas Commerce Bank National Association (the "Circle Loan Facility", and together with the FMPOC Revolving Facility and the FMPOC Term Loan Facility, the "Existing Credits"), desire to amend and restate the terms and provisions of the Existing Credits and consolidate such terms and provisions into the Amended, Restated an Consolidated Credit Agreement dated as of the date hereof, among FMPOC, Circle C, FMPO, the financial institutions listed on the signature pages thereof and Chase, as administrative agent and documentary agent thereunder (as amended or modified and in effect from time to time, the "Consolidated Credit Agreement").

                         WHEREAS, it is the intent of the parties to the
               Consolidated Credit Agreement that the Consolidated Credit Agreement (i) shall evidence the Borrower's Debt under the Existing Credits, (ii) has been entered into as an amendment, restatement and consolidation of the obligations of the Borrowers under the Existing Credits and (iii) is in no way intended to constitute a novation of any of the Borrower's Debt which was evidenced by any of the Existing Credits.

                         WHEREAS, it is a condition to the execution of the
               Consolidated Credit Agreement that FMPO execute this
               Guarantee.


                         NOW THEREFORE, in consideration of the premises
               and of the mutual covenants herein contained, FMPO hereby agrees as follows:


                                        ARTICLE I

                                        GUARANTEE

                         SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

                         "Borrowers" means FMPOC and Circle C.

                         "Consolidated Credit Agreement" has the meaning
               assigned to such term in the preamble to this Guarantee.

                         Coverage Period" has the meaning assigned to such
               term in Section 1.04.

                         "FTX Credit Agreement"  means the Credit Agreement
               dated as of November 14, 1996, among FTX, Freeport-McMoRan Resource Partners, Limited Partnership, a Delaware limited partnership, the banks party thereto and Chase, as administrative agent, collateral agent and documentary agent. The FTX Credit Agreement shall automatically mean such agreement in the form modified or amended from time to time, without the necessity of any further action or approval pursuant to this Guarantee.

                         "Loan" means each Loan made under the Consolidated
               Credit Agreement.

                         "Obligations" means the payment of principal an
               interest on the Loans, the reimbursement in full of any amounts drawn under a Letter of Credit, and the posting of cash collateral in respect of Letters of Credit, and the payment of all Fees, expenses and other amounts (including, without limitation, indemnities) payable under the Loan Documents.

                         (b)  Capitalized terms used herein and not
               otherwise defined herein shall have the meanings ascribed to such terms in the Consolidated Credit Agreement.

                         (c) Unless otherwise stated, Section and Article references made herein are to Sections and Articles, as the case may be, of this Guarantee. Except as otherwise expressly provided herein, any reference in this Guarantee to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time.

                         SECTION 1.02.  The Guarantee.  FMPO hereby
               unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the due and punctual payment and performance when and as due (whether at stated maturity, by notice of prepayment, upon acceleration or otherwise) of the Obligations. FMPO agrees that it shall pay on demand any of the Obligations for which it is liable pursuant to this Guarantee which has remained unpaid by the relevant Borrower for five Business Days after such amount is due or demanded from the relevant Borrower; provided that if an event referred to in Section 7.01(h) or (i) of the Consolidated Credit Agreement has occurred with respect to a Borrower, such amounts shall be payable on demand by FMPO without the necessity of any demand on such Borrower. The obligations of FMPO under this Guarantee shall be a guarantee of payment and not of collection. Upon payment by FMPO of any sums to a Lender or an Agent as provided above in this Guarantee, FMPO shall be subrogated to the rights of such Lender or Agent, as applicable, against such Borrower with respect to such payment; provided, that all rights of FMPO against a Borrower arising as a result thereof by way of right of subrogation or otherwise shall in all respect be subordinated and junior in right of payment to the prior payment in full of all the Obligations to the Lenders and the Agents and shall not be exercised by FMPO prior to payment in full of all Obligations and termination of the Commitments. If any amount shall be paid to FMPO on account of any amount paid by FMPO pursuant to this Guarantee or otherwise at any time when all the Obligations shall not be paid in full, such amount shall be held in trust by FMPO for the benefit of Agents and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied to the Obligations, whether matured or unmatured. At such time as all Obligations owing to each Lender have been paid in full and its Commitment terminated, each Lender shall, in a reasonable manner, assign (subject to the continued effectiveness and the reinstatement provided for above) the amount of the Obligations owed to it and paid by FMPO pursuant to this Guarantee to FMPO, such assignment to be pro tanto to the extent to which the Obligations in question were discharged by FMPO, or make such other disposition thereof as FMPO shall reasonably direct (all without any representation or warranty by, or any recourse to, such Lender).

                         SECTION 1.03.  Guarantee Unconditional.  The
               obligations of FMPO hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                         (i) any rescission, extension, renewal,
                    settlement, compromise, waiver or release in respect of any obligation of either Borrower under the Consolidated Credit Agreement, by operation of law or otherwise;

                        (ii) any modification or amendment of or supplement
                    to the Consolidated Credit Agreement;

                       (iii) any guarantee or any release, impairment,
                    non-perfection or invalidity of any direct or indirect security for any obligation of either Borrower under the Consolidated Credit Agreement;

                        (iv) any change in the corporate existence,
                    structure or ownership of either Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting either Borrower or their respective assets, or any resulting release or discharge of any obligation of either Borrower contained in the Consolidated Credit Agreement;

                         (v) the existence of any claim, set-off or other
                    rights that FMPO may have at any time against either Borrower, any Agent, any Lender or any other corporation or person, whether in connection herewith or any unrelated transactions; provided that, subject to any subordination agreements relating to any such claims, nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                        (vi) any invalidity or unenforceability relating to
                    or against either Borrower for any reason of the Consolidated Credit Agreement, or any provision of applicable law or regulation purporting to prohibit the payment by either Borrower of the Obligations or any other amount payable by either Borrower under the Consolidated Credit Agreement;

                       (vii) any other act or omission to act or delay of
                    any kind by either Borrower, any beneficiary of this Guarantee, or any other corporation or person, or any other circumstance whatsoever, that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to FMPO's obligations hereunder or to the Obligations;

                      (viii) any failure of any beneficiary of this
                    Guarantee to assert any claim or demand or to enforce any right or remedy against either Borrower under the provisions of the Consolidated Credit Agreement, any other security document, any intercreditor document or any other loan document; or

                        (ix) any failure of any beneficiary of this
                    Guarantee to exercise any right or remedy against any other guarantor (including any subsidiary) of the Obligations.

                         SECTION 1.04. Discharge only upon Payment in Full; Reinstatement in Certain Circumstances. FMPO' obligations hereunder shall remain in full force and effect until the earlier of the date on which (x) the commitments under the Consolidated Credit Agreement shall have terminated and the Obligations shall have been indefeasibly paid in full or (y) indefeasible payment has been made hereunder. If at any time any Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of either Borrower or otherwise, FMPO's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at the time initially paid.

                         SECTION 1.05. Waiver by FMPO. Except to the extent set forth in Section 1.02, FMPO irrevocably waives acceptance hereof, presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any notice not provided for herein or in the Consolidated Credit Agreement, as well as any requirement that at any time any action be taken by any beneficiary of this Guarantee, corporation or person against either Borrower, any other guarantor or any other entity or person.

                         SECTION 1.06. Stay of Acceleration.  If
               acceleration of the time for payment of any Obligation or any other amount payable by either Borrower under the Consolidated Credit Agreement is stayed upon the insolvency, or reorganization of either Borrower, all such amounts otherwise subject to acceleration under the terms of the Consolidated Credit Agreement shall nonetheless be payable by FMPO hereunder as if no such stay was in effect.


                                        ARTICLE II

                              REPRESENTATIONS AND WARRANTIES

                         SECTION 2.01. Representations and Warranties. As of the Effective Date and each other date upon which such representations and warranties are required to be made or deemed made pursuant to Section 6.01(i) of the Consolidated Credit Agreement, and for so long as this Guarantee shall remain in effect, FMPO shall be deemed to have made to each Lender, Issuing Bank and Agent each of the representations and warranties of FMPO, as a Restricted Entity, contained in
               Section 3.01 of the Consolidated Credit Agreement, as may be in effect from time to time, which representations and warranties, along with the definitions of the terms utilized therein and any related provisions, as the same may be amended, restated or otherwise modified from time to time, are hereby incorporated by reference herein and shall apply with the same force and effect as though set forth herein in their entirety.


                                       ARTICLE III

                                        COVENANTS

                         SECTION 3.01.  Affirmative Covenants of FMPO.
               From and after the Effective Date and so long as this Guarantee shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders otherwise provide prior written consent, FMPO shall at all times be in full compliance with the covenants and agreements of FMPO, as a Restricted Entity, contained in Section 5.01 of the Consolidated Credit Agreement, as may be in effect from time to time, which covenants and agreements, as the same may be amended, restated or otherwise modified from time to time, are hereby incorporated by reference herein and shall apply with the same force and effect as though set forth herein in their entirety.

                         SECTION 3.02. Negative Covenants of FMPO. From and after the Effective Date and so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full, and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, without the prior written consent of the Required Lenders, FMPO shall not at any time fail to be in full compliance with the covenants and agreements of FMPO, as a Restricted Entity, contained in Section 5.02 of the Consolidated Credit Agreement, as may be in effect from time to time, which covenants and agreements, as the same may be amended, restated or otherwise modified from time to time, are hereby incorporated by reference herein and shall apply with the same force and effect as though set forth herein in their entirety.


                                        ARTICLE IV

                                      MISCELLANEOUS

                         SECTION 4.01.  Successors and Assigns.  Subject to
               Section 1.04, this Guarantee shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Issuing Banks, the Agents and their respective successors and assigns, except that FMPO may not assign, delegate or transfer any of its rights or obligations hereunder or any interest herein (and any such attempted assignment, delegation or transfer shall be void).

                         SECTION 4.02.  Waivers; Amendments.  (a) No
               failure or delay of any Lender, Issuing Bank or Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lenders, the Issuing Banks and the Agents hereunder and under the other documents and agreements entered into in connection herewith are cumulative and not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Guarantee or consent to any departure by FMPO therefrom shall in any event be effective unless the same shall be authorized as provided in paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on FMPO in any case shall entitle FMPO to any other or further notice or demand in similar or other circumstances.

                         (b) This Agreement (including any provision
               hereof) may not be waived, amended or modified except pursuant to an agreement or agreements in writing entered into between FMPO and the Administrative Agent, with the prior written consent of the Required Lenders.

                         SECTION 4.03.  Survival of Guarantee.  All
               covenants, agreements, representations and warranties made by FMPO herein and in the certificates or other instruments prepared or delivered in connection with this Guarantee or any other Loan Document shall be considered to have been relied upon by the Lenders, the Issuing Banks and the Agents and shall survive the making by the Lenders of the Loans or the issuing of Letters of Credit by the Issuing Banks regardless of any investigation made by the Lenders or Issuing Banks, as applicable, or by their respective representatives or agents, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan, L/C Disbursement, Fee or other fee or amount payable under the Loan Documents is outstanding an unpaid and so long as the Commitments or any outstanding Letters of Credit issued under the Consolidated Credit Agreement have not been terminated or have not expired.

                         SECTION 4.04.  Governing Law; Submission to
               Jurisdiction. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York. FMPO hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Guarantee. FMPO irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.um.

                         SECTION 4.05. Waiver of Jury Trial. FMPO hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Guarantee.

                         SECTION 4.06. Notices. All notices, requests any other communications shall be in writing (including facsimile transmission or similar writing) and shall be mailed or sent by the sending party to: (i) in the case of FMPO, at its address set forth in Section 10.01 of the Consolidated Credit Agreement or as otherwise notified to the beneficiaries of this Guarantee or (ii) in the case of any other party, at its address set forth in the Loan Document
                         IN WITNESS WHEREOF, FMPO has caused this Guarantee
               to be duly executed by its officer thereunto duly authorized, as of the day and year first above written.


                                             FM PROPERTIES INC.,

                                             by /s/ Robert R. Boyce
                                                -------------------
                                                Name:Robert R. Boyce
                                                Title: Treasurer